Exhibit 99.1

FULTON FINANCIAL
CORPORATION
FOR IMMEDIATE RELEASE
Media Contact: Lacey Dean (717) 735-8688
Investor Contact: Matt Jozwiak (717) 327-2657

Fulton Financial Corporation Announces 2024 Fourth Quarter and Full-Year Results

(January 21, 2025) – Lancaster, PA – Fulton Financial Corporation (NASDAQ: FULT) (“Fulton” or the “Corporation”) reported net income available to common shareholders of $66.1 million, or $0.36 per diluted share, for the fourth quarter of 2024, an increase of $5.4 million, or $0.03 per share, in comparison to the third quarter of 2024. Operating net income available to common shareholders for the three months ended December 31, 2024 was $88.9 million, or $0.48 per diluted share(1), a decrease of $2.4 million, or $0.02 per share, in comparison to the third quarter of 2024. Net income available to common shareholders for the year ended December 31, 2024 was $278.5 million, or $1.57 per diluted share, an increase of $4.5 million, and a decrease of $0.07 per diluted share in comparison to the year ended December 31, 2023. Operating net income available to common shareholders for the year ended December 31, 2024 was $328.1 million, or $1.85 per diluted share(1), an increase of $43.1 million, or $0.14 per diluted share, in comparison to the year ended December 31, 2023.

"2024 was a record year for Fulton. Operating diluted earnings per share of $1.85 represents an 8% increase over the prior year," said Curtis J. Myers, Chairman and CEO of Fulton. "We made significant progress, both operationally and strategically, and are now realizing the benefits of these efforts in our results. With a strong quarter and year, we are very excited and well positioned for continued success in 2025."

Financial Highlights

Fourth quarter of 2024 operating results of $0.48 per diluted share were impacted by the following items:

•Solid net interest margin of 3.41%, with a decrease in total cost of funds of 14 basis points compared to the prior quarter.

•Non-interest expense decreased $9.5 million to $216.6 million compared to $226.1 million in the prior quarter. Operating non-interest expense decreased $5.5 million to $190.7 million(1) compared to $196.2 million in the prior quarter.

•Provision for credit losses was $16.7 million resulting in an allowance for credit losses attributable to net loans of $379.2 million, or 1.58% of total net loans at December 31, 2024.

•Average noninterest-bearing deposits increased $62.2 million compared to the prior quarter.

•Common equity tier 1 capital ratio(2) increased to approximately 10.6% compared to 10.5% in the prior quarter.

•Acquisition-related(3) expenses of $9.6 million.

•FultonFirst implementation and asset disposal costs of $10.0 million, including $8.5 million in connection with the Corporation's plan to consolidate fifteen financial centers in early 2025.

The following items highlight notable changes in the components of net income in the fourth quarter of 2024 compared to the third quarter of 2024:

•Net interest income totaled $253.7 million, a decrease of $4.4 million, which was largely due to a decline in short-term interest rates. A decrease in interest income on net loans of $15.4 million was partially offset by a decrease in interest expense on interest-bearing liabilities of $8.9 million. An increase in interest income on investment securities of $6.8 million was partially offset by a decrease in interest income on other interest-earning assets of $4.6 million. $1.1 million in fees were realized during the quarter due to early payoffs in the leasing portfolio. Purchase loan mark accretion from loans acquired in the Acquisition was $13.9 million in the fourth quarter of 2024 compared to $14.5 million in the prior quarter.

•Non-interest income before investment securities gains (losses) was $65.9 million compared to $59.7 million in the prior quarter. The increase was primarily due to a $5.0 million change in the gain on acquisition (net of tax). A $2.7 million reduction in the gain on acquisition (net of tax) was recorded in the fourth quarter of 2024.

•Non-interest expense was $216.6 million compared to $226.1 million in the prior quarter. The decrease was largely due to a $10.9 million decrease in employee salaries and benefits expense, a $4.6 million decrease in acquisition-related expense and a $2.6 million decrease in net occupancy expense, partially offset by $7.8 million of fixed asset and disposal costs in connection with planned FultonFirst financial center consolidations. The decrease in employee salaries and benefits expense was driven by a $4.9 million decrease in employee severance costs related to the FultonFirst initiative, a $3.4 million decrease due to cost savings realized related to the Acquisition and a $2.5 million decrease in employee incentive compensation costs.

Balance Sheet Summary

•Net loans totaled $24.0 billion, a decrease of $131.2 million, compared to $24.2 billion as of September 30, 2024. The decline in balance was due to a net decrease of $168.1 million in commercial and other loans(4), partially offset by an increase of $36.9 million in consumer loans(4).

•Deposits totaled $26.1 billion, a decrease of $22.7 million, compared to $26.2 billion as of September 30, 2024. The decrease was primarily due to a decrease of $136.8 million in time deposits, partially offset by increases of $64.1 million in interest-bearing demand deposits and $51.5 million in savings deposits.

Provision for Credit Losses and Asset Quality

•The provision for credit losses was $16.7 million in the fourth quarter of 2024, resulting in an allowance for credit losses attributable to net loans of $379.2 million, or 1.58% of total net loans at December 31, 2024, compared to $376.0 million, or 1.56% of total net loans at September 30, 2024.

•Non-performing assets were $222.7 million, or 0.69% of total assets, at December 31, 2024, in comparison to $205.0 million, or 0.64% of total assets, at September 30, 2024.

•Net charge-offs for the fourth quarter of 2024 were 0.22% of total average loans in comparison to 0.18% in the prior quarter.

Additional information on Fulton is available on the Internet at www.fultonbank.com.

(1) Financial measure derived by methods other than generally accepted accounting principles ("GAAP"). Refer to the calculation on the page titled "Reconciliation of Non-GAAP Measures" at the end of the press release.

(2) Regulatory capital ratios as of December 31, 2024 are preliminary estimates and prior periods are actual.

(3) On April 26, 2024, the Corporation announced that its wholly owned banking subsidiary, Fulton Bank, National Association ("Fulton Bank"),
acquired substantially all of the assets and assumed substantially all of the deposits and certain liabilities of Republic First Bank, doing business as Republic Bank ("Republic Bank"), from the Federal Deposit Insurance Corporation (the "FDIC"), as receiver for Republic Bank (the
"Acquisition"), pursuant to the terms of the Purchase and Assumption Agreement - Whole Bank, All Deposits, effective as of April 26, 2024 (the
"Acquisition Date"), among the FDIC, as receiver of Republic Bank, the FDIC and Fulton Bank.

(4) Commercial loans includes real estate - commercial mortgage, commercial and industrial, leases and other loans and includes an increase in commercial construction loans of $53.4 million, reflected in real estate - construction. Consumer loans includes real estate - residential mortgage, real estate - home equity, consumer and includes an increase of $8.6 million in residential construction loans, reflected in real estate - construction.

Safe Harbor Statement

This press release may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation's website (www.fultonbank.com) and on the SEC's website (www.sec.gov).

Non-GAAP Financial Measures

The Corporation uses certain financial measures in this press release that have been derived from methods other than GAAP. These non-GAAP financial measures are reconciled to the most comparable GAAP measures in tables at the end of this press release.

FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
(dollars in thousands, except per share and shares data)
	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2024	2024	2024	2024	2023
Ending Balances
Investment securities	$4,806,468	$4,545,278	$4,184,027	$3,783,392	$3,666,274
Net loans	24,044,919	24,176,075	24,106,297	21,444,483	21,351,094
Total assets	32,065,059	32,185,726	31,769,813	27,642,957	27,571,915
Deposits	26,129,433	26,152,144	25,559,654	21,741,950	21,537,623
Shareholders' equity	3,197,325	3,203,943	3,101,609	2,757,679	2,760,139

Average Balances
Investment securities(1)	4,771,537	4,237,805	4,043,136	3,672,844	3,665,261
Net loans	24,068,784	24,147,801	23,345,914	21,370,033	21,255,779
Total assets	32,098,852	31,895,235	30,774,891	27,427,626	27,397,671
Deposits	26,313,378	25,778,259	24,642,954	21,378,754	21,476,548
Shareholders' equity	3,219,026	3,160,322	2,952,671	2,766,945	2,618,024

Income Statement
Net interest income	253,659	258,009	241,720	206,937	212,006
Provision for credit losses	16,725	11,929	32,056	10,925	9,808
Non-interest income	65,924	59,673	92,994	57,140	59,378
Non-interest expense	216,615	226,089	199,488	177,600	180,552
Income before taxes	86,243	79,664	103,170	75,552	81,024
Net income available to common shareholders	66,058	60,644	92,413	59,379	61,701

Per Share
Net income available to common shareholders (basic)	$0.36	$0.33	$0.53	$0.36	$0.38
Net income available to common shareholders (diluted)	$0.36	$0.33	$0.52	$0.36	$0.37
Operating net income available to common shareholders(2)	$0.48	$0.50	$0.47	$0.40	$0.42
Cash dividends	$0.18	$0.17	$0.17	$0.17	$0.17
Common shareholders' equity	$16.50	$16.55	$16.00	$15.82	$15.67
Common shareholders' equity (tangible)(2)	$13.01	$13.02	$12.43	$12.37	$12.25
Weighted average shares (basic)	182,032	181,905	175,305	162,706	163,975
Weighted average shares (diluted)	183,867	183,609	176,934	164,520	165,650
(1) Average balances include related unrealized holding gains (losses) for available for sale ("AFS") securities..

(2) Non-GAAP financial measure. Refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this press release.

	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2024	2024	2024	2024	2023
Asset Quality
Net charge-offs to average loans	0.22%	0.18%	0.19%	0.16%	0.15%
Non-performing loans to total net loans	0.92%	0.84%	0.72%	0.73%	0.72%
Non-performing assets to total assets	0.69%	0.64%	0.55%	0.57%	0.56%
ACL - loans(1) to total loans	1.58%	1.56%	1.56%	1.39%	1.37%
ACL - loans(1) to non-performing loans	172%	186%	218%	191%	191%

Profitability
Return on average assets	0.85%	0.79%	1.24%	0.91%	0.93%
Operating return on average assets(2)	1.14%	1.17%	1.11%	1.00%	1.03%
Return on average common shareholders' equity	8.68%	8.13%	13.47%	9.28%	10.09%
Operating return on average common shareholders' equity (tangible)(2)	14.83%	15.65%	15.56%	13.08%	14.68%
Net interest margin	3.41%	3.49%	3.43%	3.32%	3.36%
Efficiency ratio(2)	58.4%	59.6%	62.6%	63.2%	62.0%
Non-interest expense to total average assets	2.68%	2.82%	2.61%	2.60%	2.61%
Operating non-interest expense to total average assets(2)	2.36%	2.45%	2.55%	2.49%	2.47%

Capital Ratios(3)
Tangible common equity ratio ("TCE")(2)	7.5%	7.5%	7.3%	7.4%	7.4%
Tier 1 leverage ratio	9.0%	9.0%	9.2%	9.3%	9.5%
Common equity Tier 1 capital ratio	10.6%	10.5%	10.3%	10.3%	10.3%
Tier 1 risk-based capital ratio	11.4%	11.3%	11.1%	11.1%	11.2%
Total risk-based capital ratio	14.1%	14.0%	13.8%	14.0%	14.0%

(1) "ACL - loans" relates to the allowance for credit losses ("ACL") specifically on "Net Loans" and does not include the ACL related to off-balance-sheet ("OBS") credit exposures.
(2) Non-GAAP financial measure. Refer to the calculation on the page titled "Reconciliation of Non-GAAP Measures" at the end of this press release.
(3) Regulatory capital ratios as of December 31, 2024 are preliminary estimates and prior periods are actual.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
(dollars in thousands)

	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2024	2024	2024	2024	2023
ASSETS
Cash and due from banks	$279,041	$296,500	$333,238	$247,581	$300,343
Other interest-earning assets	924,404	1,287,392	1,188,341	231,389	373,772
Loans held for sale	25,618	17,678	26,822	10,624	15,158
Investment securities	4,806,468	4,545,278	4,184,027	3,783,392	3,666,274
Net loans	24,044,919	24,176,075	24,106,297	21,444,483	21,351,094
Less: ACL - loans(1)	(379,156)	(375,961)	(375,941)	(297,888)	(293,404)
Loans, net	23,665,763	23,800,114	23,730,356	21,146,595	21,057,690
Net premises and equipment	195,527	171,731	180,642	213,541	222,881
Accrued interest receivable	117,029	115,903	120,752	107,089	107,972
Goodwill and intangible assets	635,458	641,739	648,026	560,114	560,687
Other assets	1,415,751	1,309,391	1,357,609	1,342,632	1,267,138
Total Assets	$32,065,059	$32,185,726	$31,769,813	$27,642,957	$27,571,915
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$26,129,433	$26,152,144	$25,559,654	$21,741,950	$21,537,623
Borrowings	1,782,048	2,052,227	2,178,597	2,296,040	2,487,526
Other liabilities	956,253	777,412	929,953	847,288	786,627
Total Liabilities	28,867,734	28,981,783	28,668,204	24,885,278	24,811,776
Shareholders' equity	3,197,325	3,203,943	3,101,609	2,757,679	2,760,139
Total Liabilities and Shareholders' Equity	$32,065,059	$32,185,726	$31,769,813	$27,642,957	$27,571,915

LOANS, DEPOSITS AND BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$9,601,858	$9,493,479	$9,289,770	$8,252,117	$8,127,728
Commercial and industrial	4,605,589	4,914,734	4,967,796	4,467,589	4,545,552
Real estate - residential mortgage	6,349,643	6,302,624	6,248,856	5,395,720	5,325,923
Real estate - home equity	1,160,616	1,144,402	1,120,878	1,040,335	1,047,184
Real estate - construction	1,394,899	1,332,954	1,463,799	1,249,199	1,239,075
Consumer	616,856	651,717	692,086	698,421	729,318
Leases and other loans(2)	315,458	336,165	323,112	341,102	336,314
Total Net Loans	$24,044,919	$24,176,075	$24,106,297	$21,444,483	$21,351,094
Deposits, by type:
Noninterest-bearing demand	$5,499,760	$5,501,699	$5,609,383	$5,086,514	$5,314,094
Interest-bearing demand	7,843,604	7,779,472	7,478,077	5,521,017	5,722,695
Savings	7,792,114	7,740,595	7,563,495	6,846,038	6,616,901
Total demand and savings	21,135,478	21,021,766	20,650,955	17,453,569	17,653,690
Brokered	843,857	843,473	995,975	1,152,427	1,144,692
Time	4,150,098	4,286,905	3,912,724	3,135,954	2,739,241
Total Deposits	$26,129,433	$26,152,144	$25,559,654	$21,741,950	$21,537,623
Borrowings, by type:
Federal funds purchased	$—	$—	$—	$—	$240,000
Federal Home Loan Bank advances	850,000	950,000	750,000	900,000	1,100,000
Senior debt and subordinated debt	367,316	535,917	535,741	535,566	535,384
Other borrowings	564,732	566,310	892,856	860,474	612,142
Total Borrowings	$1,782,048	$2,052,227	$2,178,597	$2,296,040	$2,487,526

(1) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.
(2) Includes equipment lease financing, overdraft and net origination fees and costs.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands, except per share and share data)
	Three months ended					Year ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31
	2024	2024	2024	2024	2023	2024	2023
Net Interest Income:
Interest income	$414,368	$427,656	$400,506	$339,666	$338,134	$1,582,196	$1,273,236
Interest expense	160,709	169,647	158,786	132,729	126,128	621,871	418,950
Net Interest Income	253,659	258,009	241,720	206,937	212,006	960,325	854,286
Provision for credit losses	16,725	11,929	32,056	10,925	9,808	71,636	54,036
Net Interest Income after Provision	236,934	246,080	209,664	196,012	202,198	888,689	800,250
Non-Interest Income:
Wealth management	22,002	21,596	20,990	20,155	19,388	84,743	75,541
Commercial banking:
Merchant and card	7,082	7,496	7,798	6,808	7,045	29,186	29,205
Cash management	7,633	7,201	6,966	6,305	6,030	28,106	23,340
Capital markets	2,797	3,311	2,585	2,341	4,258	11,033	15,654
Other commercial banking	4,942	4,281	4,061	3,375	3,447	16,657	12,961
Total commercial banking	22,454	22,289	21,410	18,829	20,780	84,982	81,160
Consumer banking:
Card	8,064	7,917	8,305	6,628	6,739	30,914	26,343
Overdraft	3,644	3,957	3,377	2,786	2,991	13,764	11,416
Other consumer banking	2,601	3,054	2,918	2,254	2,357	10,826	9,438
Total consumer banking	14,309	14,928	14,600	11,668	12,087	55,504	47,197
Mortgage banking	3,759	3,142	3,951	3,090	2,288	13,943	10,388
Gain on acquisition, net of tax	(2,689)	(7,706)	47,392	—	—	36,996	—
Other	6,089	5,425	4,933	3,398	5,587	19,846	14,125
Non-interest income before investment securities gains (losses)	65,924	59,674	113,276	57,140	60,130	296,014	228,411
Investment securities losses, net	—	(1)	(20,282)	—	(752)	(20,283)	(733)
Total Non-Interest Income	65,924	59,673	92,994	57,140	59,378	275,731	227,678
Non-Interest Expense:
Salaries and employee benefits	107,886	118,824	110,630	95,481	97,275	432,821	377,417
Data processing and software	19,550	20,314	20,357	17,661	16,985	77,882	66,471
Net occupancy	16,417	18,999	17,793	16,149	14,647	69,359	58,019
Other outside services	14,531	15,839	16,933	13,283	14,670	60,586	47,724
Intangible amortization	6,282	6,287	4,688	573	597	17,830	2,944
FDIC insurance	5,921	5,109	6,696	6,104	11,138	23,829	25,565
Equipment	4,388	4,860	4,561	4,040	3,995	17,850	14,390
Professional fees	3,387	2,811	2,571	2,088	2,302	10,857	8,392
Marketing	2,695	2,251	2,101	1,912	3,550	8,958	9,004
Acquisition-related expenses	9,637	14,195	13,803	—	—	37,635	—
Other	25,921	16,600	(645)	20,309	15,393	62,184	69,281
Total Non-Interest Expense	216,615	226,089	199,488	177,600	180,552	819,791	679,207
Income Before Income Taxes	86,243	79,664	103,170	75,552	81,024	344,629	348,721
Income tax expense	17,623	16,458	8,195	13,611	16,761	55,886	64,441
Net Income	68,620	63,206	94,975	61,941	64,263	288,743	284,280
Preferred stock dividends	(2,562)	(2,562)	(2,562)	(2,562)	(2,562)	(10,248)	(10,248)
Net Income Available to Common Shareholders	$66,058	$60,644	$92,413	$59,379	$61,701	$278,495	$274,032

	Three months ended					Year ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31
	2024	2024	2024	2024	2023	2024	2023
PER SHARE:
Net income available to common shareholders (basic)	$0.36	$0.33	$0.53	$0.36	$0.38	$1.59	$1.66
Net income available to common shareholders (diluted)	$0.36	$0.33	$0.52	$0.36	$0.37	$1.57	$1.64
Cash dividends	$0.18	$0.17	$0.17	$0.17	$0.17	$0.69	$0.64

Weighted average shares (basic)	182,032	181,905	175,305	162,706	163,975	175,523	165,241
Weighted average shares (diluted)	183,867	183,609	176,934	164,520	165,650	177,223	166,769

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
(dollars in thousands)
	Three months ended
	December 31, 2024			September 30, 2024			December 31, 2023
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest(1)	Rate	Balance	Interest(1)	Rate	Balance	Interest(1)	Rate
ASSETS

Interest-earning assets:
Net loans(2)	$24,068,784	$360,642	5.97%	$24,147,801	$376,160	6.20%	$21,255,779	$311,992	5.83%
Investment securities(3)	5,033,765	44,616	3.54%	4,526,885	37,853	3.34%	4,120,750	27,227	2.64%
Other interest-earning assets	1,086,536	13,453	4.93%	1,338,592	18,068	5.37%	267,329	3,464	5.17%
Total Interest-Earning Assets	30,189,085	418,711	5.53%	30,013,278	432,081	5.74%	25,643,858	342,683	5.31%

Noninterest-earning assets:
Cash and due from banks	288,867			306,427			282,614
Premises and equipment	183,801			181,285			219,994
Other assets	1,816,421			1,772,052			1,545,535
Less: ACL - loans(4)	(379,322)			(377,807)			(294,330)
Total Assets	$32,098,852			$31,895,235			$27,397,671

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$7,838,590	$37,952	1.93%	$7,668,583	$38,768	2.01%	$5,723,169	$20,737	1.44%
Savings deposits	7,806,303	47,280	2.41%	7,663,599	49,477	2.57%	6,682,512	38,239	2.27%
Brokered deposits	877,526	10,619	4.81%	842,661	11,344	5.36%	1,051,369	14,078	5.31%
Time deposits	4,232,849	46,023	4.33%	4,107,466	45,735	4.43%	2,579,400	23,575	3.63%
Total Interest-Bearing Deposits	20,755,268	141,874	2.72%	20,282,309	145,324	2.85%	16,036,450	96,629	2.39%

Borrowings and other interest-bearing liabilities	1,847,431	18,835	4.06%	2,229,348	24,324	4.34%	2,541,727	29,499	4.58%
Total Interest-Bearing Liabilities	22,602,699	160,709	2.83%	22,511,657	169,648	3.00%	18,578,177	126,128	2.69%

Noninterest-bearing liabilities:
Demand deposits	5,558,110			5,495,950			5,440,098
Other liabilities	719,017			727,306			761,372
Total Liabilities	28,879,826			28,734,913			24,779,647
Shareholders' equity	3,219,026			3,160,322			2,618,024
Total Liabilities and Shareholders' Equity	$32,098,852			$31,895,235			$27,397,671

Net interest income/net interest margin (fully taxable equivalent)		258,002	3.41%		262,433	3.49%		216,555	3.36%
Tax equivalent adjustment		(4,343)			(4,424)			(4,549)
Net Interest Income		$253,659			$258,009			$212,006

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) Average balances include non-performing loans.
(3) Average balances include amortized historical cost for available for sale ("AFS") securities; the related unrealized holding gains (losses) are included in other assets.
(4) ACL - loans relates to the ACL for net loans and does not include the ACL related to OBS credit exposures, which is included in other liabilities.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND BORROWINGS DETAIL (UNAUDITED)
(dollars in thousands)
	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2024	2024	2024	2024	2023
Loans, by type:
Real estate - commercial mortgage	$9,595,996	$9,318,273	$8,958,139	$8,166,018	$8,090,627
Commercial and industrial	4,730,101	4,998,051	4,853,583	4,517,179	4,579,441
Real estate - residential mortgage	6,319,205	6,268,922	5,977,132	5,353,905	5,303,632
Real estate - home equity	1,116,665	1,122,313	1,117,367	1,039,321	1,043,753
Real estate - construction	1,312,245	1,437,907	1,430,057	1,240,640	1,153,601
Consumer	665,261	682,602	685,183	721,523	746,011
Leases and other loans(1)	329,311	319,733	324,453	331,447	338,714
Total Net Loans	$24,068,784	$24,147,801	$23,345,914	$21,370,033	$21,255,779

Deposits, by type:
Noninterest-bearing demand	$5,558,110	$5,495,950	$5,460,025	$5,061,075	$5,440,098
Interest-bearing demand	7,838,590	7,668,583	7,080,302	5,596,725	5,723,169
Savings	7,806,303	7,663,599	7,309,141	6,669,228	6,682,512
Total demand and savings	21,203,003	20,828,132	19,849,468	17,327,028	17,845,779
Brokered	877,526	842,661	1,123,328	1,083,382	1,051,369
Time	4,232,849	4,107,466	3,670,158	2,968,344	2,579,400
Total Deposits	$26,313,378	$25,778,259	$24,642,954	$21,378,754	$21,476,548

Borrowings, by type:
Federal funds purchased	$54	$—	$32,637	$173,659	$446,707
Federal Home Loan Bank advances	727,957	754,130	833,726	902,890	760,087
Senior debt and subordinated debt	449,795	535,831	535,656	535,479	539,186
Other borrowings and other interest-bearing liabilities	669,625	939,387	1,039,672	996,348	795,747
Total Borrowings	$1,847,431	$2,229,348	$2,441,691	$2,608,376	$2,541,727

(1) Includes equipment lease financing, overdraft and net origination fees and costs.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
(dollars in thousands)
	Year ended December 31
	2024			2023
	Average		Yield/	Average		Yield/
	Balance	Interest(1)	Rate	Balance	Interest(1)	Rate
ASSETS

Interest-earning assets:
Net loans(2)	$23,145,114	$1,406,216	6.08%	$20,929,302	$1,166,376	5.57%
Investment securities(3)	4,486,726	143,317	3.19%	4,210,010	109,325	2.59%
Other interest-earning assets	962,971	50,578	5.25%	387,360	15,346	3.96%
Total Interest-Earning Assets	28,594,811	1,600,111	5.60%	25,526,672	1,291,047	5.06%

Noninterest-Earning assets:
Cash and due from banks	295,156			215,649
Premises and equipment	197,823			219,315
Other assets	1,761,083			1,553,284
Less: ACL - loans(4)	(375,743)			(285,216)
Total Assets	$30,473,130			$27,229,704

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-Bearing liabilities:
Demand deposits	$7,049,915	$128,969	1.83%	$5,582,930	$62,494	1.12%
Savings deposits	7,364,106	180,455	2.45%	6,616,087	122,340	1.85%
Brokered deposits	981,060	51,691	5.27%	847,795	43,635	5.15%
Time deposits	3,747,029	160,744	4.29%	2,170,245	63,735	2.94%
Total Interest-Bearing Deposits	19,142,110	521,859	2.73%	15,217,057	292,204	1.92%

Borrowings and other interest-bearing liabilities	2,280,382	100,012	4.39%	2,771,330	126,746	4.54%
Total Interest-Bearing Liabilities	21,422,492	621,871	2.90%	17,988,387	418,950	2.32%

Noninterest-Bearing liabilities:
Demand deposits	5,394,518			5,939,799
Other liabilities	630,478			670,269
Total Liabilities	27,447,488			24,598,455
Shareholders' equity	3,025,642			2,631,249
Total Liabilities and Shareholders' Equity	$30,473,130			$27,229,704

Net interest income/net interest margin (fully taxable equivalent)		978,240	3.42%		872,097	3.42%
Tax equivalent adjustment		(17,915)			(17,811)
Net Interest Income		$960,325			$854,286

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) Average balances include non-performing loans.
(3) Average balances include amortized historical cost for AFS; the related unrealized holding gains (losses) are included in other assets.
(4) ACL - loans relates to the ACL for net loans and does not include the ACL related to OBS credit exposures, which is included in other liabilities.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND BORROWINGS DETAIL (UNAUDITED)
(dollars in thousands)

	Year ended December 31
	2024	2023
Loans, by type:
Real estate - commercial mortgage	$9,052,738	$7,876,076
Commercial and industrial	4,779,254	4,596,742
Real estate - residential mortgage	5,925,708	5,079,739
Real estate - home equity	1,060,520	1,060,396
Real estate - construction	1,275,562	1,247,336
Consumer	725,308	748,089
Leases and other loans(1)	326,024	320,924
Total Net Loans	$23,145,114	$20,929,302

Deposits, by type:
Noninterest-bearing demand	$5,394,518	$5,939,799
Interest-bearing demand	7,049,915	5,582,930
Savings	7,364,106	6,616,087
Total demand and savings	19,808,539	18,138,816
Brokered	981,060	847,795
Time	3,747,029	2,170,245
Total Deposits	$24,536,628	$21,156,856

Borrowings, by type:
Federal funds purchased	$51,306	$566,379
Federal Home Loan Bank advances	804,328	922,164
Senior debt and subordinated debt	514,073	539,726
Other borrowings	910,675	743,061
Total Borrowings	$2,280,382	$2,771,330

(1) Includes equipment lease financing, overdraft and net origination fees and costs.

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
(dollars in thousands)
	Three months ended					Year ended December 31
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31	Dec 31
	2024	2024	2024	2024	2023	2024	2023
Allowance for credit losses related to net loans:
Balance at beginning of period	$375,961	$375,941	$297,888	$293,404	$292,739	$293,404	$269,366

CECL day 1 provision expense(1)	—	—	23,444	—	—	23,444	—
Initial purchased credit deteriorated allowance for credit losses	(136)	(1,139)	55,906	—	—	54,631	—
Loans charged off:
Real estate - commercial mortgage	(2,844)	(2,723)	(7,853)	(26)	(3,547)	(13,186)	(17,999)
Commercial and industrial	(9,480)	(6,256)	(2,955)	(7,632)	(3,397)	(26,585)	(9,246)
Real estate - residential mortgage	(55)	(1,131)	(35)	(251)	—	(1,472)	(62)
Consumer and home equity	(2,179)	(2,308)	(1,766)	(2,238)	(2,192)	(8,490)	(7,514)
Real estate - construction	—	—	—	—	—	—	—
Leases and other loans(2)	(1,768)	(726)	(1,398)	(805)	(1,096)	(4,696)	(4,380)
Total loans charged off	(16,326)	(13,144)	(14,007)	(10,952)	(10,232)	(54,429)	(39,201)
Recoveries of loans previously charged off:
Real estate - commercial mortgage	199	107	146	152	160	603	1,076
Commercial and industrial	1,387	1,008	796	1,248	779	4,440	3,473
Real estate - residential mortgage	104	130	122	116	278	472	421
Consumer and home equity	974	545	1,161	676	555	3,357	3,198
Real estate - construction	47	103	233	—	87	382	858
Leases and other loans(2)	194	129	247	162	374	730	1,103
Recoveries of loans previously charged off	2,905	2,022	2,705	2,354	2,233	9,984	10,129
Net loans charged off	(13,421)	(11,122)	(11,302)	(8,598)	(7,999)	(44,445)	(29,072)
Provision for credit losses(1)	16,752	12,281	10,005	13,082	8,664	52,122	53,110
Balance at end of period	$379,156	$375,961	$375,941	$297,888	$293,404	$379,156	$293,404
Net charge-offs to average loans(3)	0.22%	0.18%	0.19%	0.16%	0.15%	0.19%	0.14%

Provision for credit losses related to OBS Credit Exposures
Provision for credit losses(1)	$(27)	$(352)	$(1,393)	$(2,157)	$1,144	$(3,930)	$926

NON-PERFORMING ASSETS:
Non-accrual loans	$189,293	$175,861	$145,630	$129,628	$121,620
Loans 90 days past due and accruing	30,781	26,286	26,962	26,521	31,721
Total non-performing loans	220,074	202,147	172,592	156,149	153,341
Other real estate owned	2,621	2,844	1,444	277	896
Total non-performing assets	$222,695	$204,991	$174,036	$156,426	$154,237

NON-PERFORMING LOANS, BY TYPE:
Commercial and industrial	$43,677	$64,450	$58,433	$44,118	$41,020
Real estate - commercial mortgage	102,359	71,467	48,615	47,891	46,527
Real estate - residential mortgage	45,901	41,727	41,033	40,685	42,029
Consumer and home equity	14,374	12,830	11,886	10,172	10,878
Leases and other loans(2)	12,017	9,927	9,993	10,135	10,011
Real estate - construction	1,746	1,746	2,632	3,148	2,876
Total non-performing loans	$220,074	$202,147	$172,592	$156,149	$153,341

(1) The sum of these amounts are reflected in the provision for credit losses in the Condensed Consolidated Statements of Income.
(2) Includes equipment lease financing, overdraft and net origination fees and costs.
(3) Quarterly results are annualized.

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
(dollars in thousands, except per share and share data)

Explanatory note:	This press release contains supplemental financial information, as detailed below, that has been derived by methods other than GAAP. The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2024	2024	2024	2024	2023
Operating net income available to common shareholders
Net income available to common shareholders	$66,058	$60,644	$92,413	$59,379	$61,701
Less: Other revenue	(269)	(677)	(708)	(151)	(1,102)
Plus: Gain on acquisition, net of tax	2,689	7,706	(47,392)	—	—
Plus: Loss on securities restructuring	—	—	20,282	—	—
Plus: Core deposit intangible amortization	6,155	6,155	4,556	441	441
Plus: Acquisition-related expense	9,637	14,195	13,803	—	—
Plus: CECL day 1 provision expense	—	—	23,444	—	—
Less: Gain on sale-leaseback	—	—	(20,266)	—	—
Plus: FDIC special assessment	—	(16)	—	956	6,494
Plus: FultonFirst implementation and asset disposals	10,001	9,385	6,323	6,329	3,197
Less: Tax impact of adjustments	(5,360)	(6,099)	(9,961)	(1,591)	(1,896)
Operating net income available to common shareholders (numerator)	$88,911	$91,293	$82,494	$65,363	$68,835

Weighted average shares (diluted) (denominator)	183,867	183,609	176,934	164,520	165,650

Operating net income available to common shareholders, per share (diluted)	$0.48	$0.50	$0.47	$0.40	$0.42

Common shareholders' equity (tangible), per share
Shareholders' equity	$3,197,325	$3,203,943	$3,101,609	$2,757,679	$2,760,139
Less: Preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Less: Goodwill and intangible assets	(635,458)	(641,739)	(648,026)	(560,114)	(560,687)
Tangible common shareholders' equity (numerator)	$2,368,989	$2,369,326	$2,260,705	$2,004,687	$2,006,574

Shares outstanding, end of period (denominator)	182,089	181,957	181,831	162,087	163,801

Common shareholders' equity (tangible), per share	$13.01	$13.02	$12.43	$12.37	$12.25
(1) Results are annualized.

	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2024	2024	2024	2024	2023
Operating return on average assets(1)
Net income	$68,620	$63,206	$94,975	$61,941	$64,263
Less: Other revenue	(269)	(677)	(708)	(151)	(1,102)
Less: Gain on acquisition, net of tax	2,689	7,706	(47,392)	—	—
Plus: Loss on securities restructuring	—	—	20,282	—	—
Plus: Core deposit intangible amortization	6,155	6,155	4,556	441	441
Plus: Acquisition-related expense	9,637	14,195	13,803	—	—
Plus: CECL day 1 provision expense	—	—	23,444	—	—
Less: Gain on sale-leaseback	—	—	(20,266)	—	—
Plus: FDIC special assessment	—	(16)	—	956	6,494
Plus: FultonFirst implementation and asset disposals	10,001	9,385	6,323	6,329	3,197
Less: Tax impact of adjustments	(5,360)	(6,099)	(9,961)	(1,591)	(1,896)
Operating net income (numerator)	$91,473	$93,855	$85,056	$67,925	$71,397

Total average assets	$32,098,852	$31,895,235	$30,774,891	$27,427,626	$27,397,671
Less: Average net core deposit intangible	(83,173)	(89,350)	(68,234)	(4,666)	(5,106)
Total operating average assets (denominator)	$32,015,679	$31,805,885	$30,706,657	$27,422,960	$27,392,565

Operating return on average assets	1.14%	1.17%	1.11%	1.00%	1.03%

Operating return on average common shareholders' equity (tangible)(1)
Net income available to common shareholders	$66,058	$60,644	$92,413	$59,379	$61,701
Less: Other revenue	(269)	(677)	(708)	(151)	(1,102)
Less: Gain on acquisition, net of tax	2,689	7,706	(47,392)	—	—
Plus: Loss on securities restructuring	—	—	20,282	—	—
Plus: Intangible amortization	6,282	6,287	4,688	573	597
Plus: Acquisition-related expense	9,637	14,195	13,803	—	—
Plus: CECL day 1 provision expense	—	—	23,444	—	—
Less: Gain on sale-leaseback	—	—	(20,266)	—	—
Plus: FDIC special assessment	—	(16)	—	956	6,494
Plus: FultonFirst implementation and asset disposals	10,001	9,385	6,323	6,329	3,197
Less: Tax impact of adjustments	(5,387)	(6,127)	(9,989)	(1,618)	(1,929)
Adjusted net income available to common shareholders (numerator)	$89,011	$91,397	$82,598	$65,468	$68,958

Average shareholders' equity	$3,219,026	$3,160,322	$2,952,671	$2,766,945	$2,618,024
Less: Average preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Less: Average goodwill and intangible assets	(638,507)	(644,814)	(624,471)	(560,393)	(560,977)
Average tangible common shareholders' equity (denominator)	$2,387,641	$2,322,630	$2,135,322	$2,013,674	$1,864,169

Operating return on average common shareholders' equity (tangible)	14.83%	15.65%	15.56%	13.08%	14.68%
(1) Results are annualized.

	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2024	2024	2024	2024	2023
Tangible common equity to tangible assets (TCE Ratio)
Shareholders' equity	$3,197,325	$3,203,943	$3,101,609	$2,757,679	$2,760,139
Less: Preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Less: Goodwill and intangible assets	(635,458)	(641,739)	(648,026)	(560,114)	(560,687)
Tangible common shareholders' equity (numerator)	$2,368,989	$2,369,326	$2,260,705	$2,004,687	$2,006,574

Total assets	$32,065,059	$32,185,726	$31,769,813	$27,642,957	$27,571,915
Less: Goodwill and intangible assets	(635,458)	(641,739)	(648,026)	(560,114)	(560,687)
Total tangible assets (denominator)	$31,429,601	$31,543,987	$31,121,787	$27,082,843	$27,011,228

Tangible common equity to tangible assets	7.54%	7.51%	7.26%	7.40%	7.43%

Efficiency ratio
Non-interest expense	$216,615	$226,089	$199,488	$177,600	$180,552
Less: Acquisition-related expense	(9,637)	(14,195)	(13,803)	—	—
Plus: Gain on sale-leaseback	—	—	20,266	—	—
Less: FDIC special assessment	—	16	—	(956)	(6,494)
Less: FultonFirst implementation and asset disposals	(10,001)	(9,385)	(6,323)	(6,329)	(3,197)
Less: Intangible amortization	(6,282)	(6,287)	(4,688)	(573)	(597)
Less: Debt extinguishment	—	—	—	—	720
Operating non-interest expense (numerator)	$190,695	$196,238	$194,940	$169,742	$170,984

Net interest income	$253,659	$258,009	$241,720	$206,937	$212,006
Tax equivalent adjustment	4,343	4,424	4,556	4,592	4,549
Plus: Total non-interest income	65,924	59,673	92,994	57,140	59,378
Less: Other revenue	(269)	(677)	(708)	(151)	(1,102)
Less: Gain on acquisition, net of tax	2,689	7,706	(47,392)	—	—
Plus: Investment securities (gains) losses, net	—	1	20,282	—	752
Total revenue (denominator)	$326,346	$329,136	$311,452	$268,518	$275,583

Efficiency ratio	58.43%	59.62%	62.59%	63.21%	62.04%

Operating non-interest expense to total average assets
Non-interest expense	$216,615	$226,089	$199,488	$177,600	$180,552
Less: Intangible amortization	(6,282)	(6,287)	(4,688)	(573)	(597)
Less: Acquisition-related expense	(9,637)	(14,195)	(13,803)	—	—
Plus: Gain on sale-leaseback	—	—	20,266	—	—
Less: FDIC special assessment	—	16	—	(956)	(6,494)
Less: FultonFirst implementation and asset disposals	(10,001)	(9,385)	(6,323)	(6,329)	(3,197)
Operating non-interest expense (numerator)	$190,695	$196,238	$194,940	$169,742	$170,264

Total average assets (denominator)	$32,098,852	$31,895,235	$30,774,891	$27,427,626	$27,397,671

Operating non-interest expenses to total average assets	2.36%	2.45%	2.55%	2.49%	2.47%
(1) Results are annualized.

	Year Ended
	Dec 31	Dec 31
	2024	2023
Operating net income available to common shareholders
Net income available to common shareholders	$278,495	$274,032
Less: Other revenue	(1,805)	1,855
Plus: Gain on acquisition, net of tax	(36,996)	—
Plus: Loss on securities restructuring	20,282	—
Plus: Core deposit intangible amortization	17,307	2,308
Plus: Acquisition-related expense	37,635	—
Plus: CECL day 1 provision expense	23,444	—
Less: Gain on sale-leaseback	(20,266)	—
Plus: FDIC special assessment	940	6,494
Plus: FultonFirst implementation and asset disposals	32,038	3,197
Less: Tax impact of adjustments	(23,011)	(2,909)
Operating net income available to common shareholders (numerator)	$328,063	$284,977

Weighted average shares (diluted) (denominator)	177,223	166,769

Operating net income available to common shareholders, per share (diluted)	$1.85	$1.71
Note: numbers in this report may not sum due to rounding.